                              Managed Municipals
                               Portfolio II Inc.




                              SEMI-ANNUAL REPORT

                               February 28, 2002




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                              Managed Municipals
                               Portfolio II Inc.



Dear Shareholder:

   Enclosed herein is the semi-annual report for Managed Municipals Portfolio II Inc. ("Fund") for the period ended February 28, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

   During the period, the Fund distributed income dividends to shareholders totaling $0.30 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its February 28, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/

                  Price          Annualized         Six-Month
                  Per Share  Distribution Rate/2/ Total Return/2/
               ------------  -------------------- ---------------
               $11.57 (NAV)         5.19%            (0.10)%
               $10.60 (NYSE)        5.66%             1.58%

____________
/1/ The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market
     (NYSE) price as determined by supply of and demand for the Fund's shares. /2/ Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.050 for 12 months. This rate is as of March 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

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   During the period, the Fund generated a total return based on NAV of negative 0.10%. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group of general and insured municipal funds (unleveraged) returned 0.74% for the same period.
Special Notice to Shareholders

   At the time this report was prepared, a plan to merge Managed Municipals Portfolio II Inc. into Managed Municipals Portfolio Inc. was awaiting shareholder approval. If the plan is approved, shareholders of Managed Municipals Portfolio II Inc. will become shareholders of Managed Municipals Portfolio Inc.

Investment Objective
   The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with the preservation of principal./4/ The Fund invests primarily in long-term, investment-grade municipal bonds./5/

Market Overview and Outlook

   The U.S. Federal Reserve Board ("Fed") lowered short-term interest rates eleven times in 2001, effectively reducing the federal funds rate ("fed funds rate")/6/ to its lowest level in several decades. In addition, after September 11th, the Fed injected $190 billion in liquidity into the system in the form of loans to banks and investment dealers. We believe that both of these actions provided a much-needed boost to an economy that is now showing some very early signs of recovery.

   Although the economy may limp along for another quarter or two, we believe that it is probably in the early stages of recovery and that a fairly powerful economic recovery should gain momentum by late 2002. However,

____________
/3/  Lipper is a major independent mutual fund tracking organization.
/4/ Certain investors may be subject to the Federal Alternative Minimum Tax ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.
/5/ Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
/6/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


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this recovery could possibly be slowed by lingering skepticism about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits may be somewhat disappointing for the first six to eight months of the year but will improve enough to exceed investor expectations by late 2002 and early 2003. In our opinion, the fiscal stimulus package that was passed by Congress in early 2002 should help the economy because it was aimed at corporations -- which we believe led the economy into recession. In our view, the fact that the package was smaller than anticipated should not prevent its effectiveness.

   With this economic scenario in mind, we believe the Fed will most likely keep interest rates steady until the economy is on solid footing. Its aggressive reductions of the fed funds rate in 2001 were designed to bring short-term interest rates down to a level that would be so compellingly unattractive that investors might be inspired to begin moving the massive amounts of money that they had transferred into money market funds back into the stock and bond market, and into the economy in general. Massive amounts of money remain on the sidelines. In March 2002, money market funds contained roughly $2.35 trillion -- which represents roughly 26% of the entire Wilshire 5000 Total Market Index./7/ We believe the Fed wants to be certain that those funds are flowing back into the market before considering any rate hikes.

   Although recent activity in the bond market indicates that an economic recovery may be imminent, we believe this optimism may be slightly premature. For the next six to eight months, we anticipate the bond market will remain an attractive market for investors. One of the reasons municipal bonds were so attractively priced at the end of the period is that there were roughly $290 billion in new issues in 2001 -- the second-highest issuance level on record. However, much of this issuance was from refinancings, not from newly issued products. In 2002, we believe roughly $200 billion of new issuance will occur, which, in our view, could help municipal bonds outperform most other fixed-income products during the next 12 to 18 months. We believe there will be a significant drop in supply over the next year or two, with the exception of a large energy-related issuance in

____________
/7/ The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

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California. Because we anticipate a shortage of supply with continued high demand, we believe that municipal bonds will perform well versus their taxable counterparts going forward.

Fund Outlook

   In general, we anticipate maintaining a fairly aggressive stance during the next several months. We are currently focusing on high-grade obligations with an average maturity of roughly 20 years with lower credit risk. As the economy improves, we anticipate transferring some cash to the sidelines and taking a slightly more conservative stance than we have taken in the past several years.

Thank you for investing in the Managed Municipals Portfolio II Inc.
Sincerely,

/s/ Heath B. McLendon             /s/ Joseph P. Deane

Heath B. McLendon                 Joseph P. Deane

Chairman                          Vice President and
                                  Investment Officer

March 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of February 28, 2002 and is subject to change.

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 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary
 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears beginning on page 25. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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                            SCHEDULE OF INVESTMENTS
                         February 28, 2002 (unaudited)

   Face
  Amount       Rating(a)                  Security                       Value
-------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES -- 100%
Alaska -- 2.5%
$ 2,895,000      A2*     Alaska Industrial Development & Export
                          Authority Revolving Fund, Series A,
                          6.500% due 4/1/14 (b)                      $   2,957,156
-------------------------------------------------------------------------------
Arizona -- 0.9%
  1,000,000      AA      Arizona Agricultural Improvement and
                          Power Distribution Revenue, (Salt River
                          Project), Series A, 5.000% due 1/1/31            993,880
-------------------------------------------------------------------------------
California -- 5.6%
  2,500,000      Ba1*    California Educational Facilities Authority
                          Revenue, (Pooled College & University
                          Projects), Series A, 5.625% due 7/1/23         2,333,875
  2,000,000      A3*     California Health Facilities, Cedar Sinai
                          Medical Center, Series A,
                          6.250% due 12/1/34                             2,142,880
  2,000,000      AAA     Los Angeles County, CA COP, (Antelope
                          Valley Courthouse), Series A,
                          AMBAC-Insured, 5.250% due 11/1/33              2,033,240
-------------------------------------------------------------------------------
                                                                         6,509,995
-------------------------------------------------------------------------------
Colorado -- 20.2%
  1,000,000      AAA     Arapahoe County, CO Capital Improvement
                          Trust Fund, E-470 Public Highway
                          Authority Revenue, (Pre-Refunded --
                          Escrowed with U.S. government
                          securities to 8/31/05 Call @ 103),
                          7.000% due 8/31/26                             1,168,840
  1,000,000      A-      Aspen, CO Sales Tax Revenue, Series A,
                          5.400% due 11/1/19                             1,023,200
  1,000,000      A       Colorado Health Facilities Authority
                          Revenue, Series B, Remarketed 7/8/98,
                          5.350% due 8/1/15                              1,018,060
  4,000,000      BBB+    Colorado Springs, CO Airport Revenue,
                          Series A, 7.000% due 1/1/22 (b)                4,111,600
 30,000,000      Aaa*    Dawson Ridge, CO Metropolitan District
                          No. 1, Series A, (Escrowed to maturity
                          with REFCO Strips), zero coupon bond
                          due 10/1/22                                    8,491,800
                         Denver, CO City & County:
                           Airport Revenue, Series C:
  3,465,000      A           6.125% due 11/15/25 (b)                     3,636,552

SEE NOTES TO
FINANCIAL STATEMENTS.

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                            SCHEDULE OF INVESTMENTS
                   February 28, 2002 (unaudited) (continued)

    Face
   Amount       Rating(a)                  Security                      Value
-------------------------------------------------------------------------------------
Colorado -- 20.2% (continued)
$  2,785,000      A           Escrowed to maturity with U.S.
                               government securities,
                               6.125% due 11/15/25 (b)(c)            $   3,208,431
   1,000,000      AAA       COP, Series B, AMBAC-Insured,
                             5.500% due 12/1/25                          1,033,420
-------------------------------------------------------------------------------
                                                                        23,691,903
-------------------------------------------------------------------------------
Florida -- 12.9%
   2,000,000      AAA     Florida State Board of Education, Capital
                           Outlay, Series B, FSA-Insured,
                           5.000% due 6/1/24                             1,989,220
   2,000,000      AAA     Florida State Department of Transportation
                           GO, FGIC-Insured, 5.000% due 7/1/25           1,986,240
   3,000,000      Aaa*    Hillsborough County, FL School Board,
                           COP, Series A, 5.000% due 7/1/25              2,975,310
   1,500,000      BBB-    Martin County, FL IDA, (Indiantown
                           Cogeneration Project), Series A,
                           7.875% due 12/15/25 (b)                       1,578,885
   2,500,000      Aaa*    South Brevard, FL Recreational Facilities
                           Improvement, Special District,
                           AMBAC-Insured, 5.000% due 7/1/20              2,509,950
   4,000,000      NR      Tampa, FL Revenue, (Florida Aquarium Inc.
                           Project), (Pre-Refunded -- Escrowed with
                           U.S. government securities to 5/1/02
                           Call @ 102), 7.750% due 5/1/27 (c)            4,119,360
-------------------------------------------------------------------------------
                                                                        15,158,965
-------------------------------------------------------------------------------
Georgia -- 3.9%
   2,500,000      AAA     Augusta, GA Water & Sewer Revenue,
                           FSA-Insured, 5.250% due 10/1/26               2,543,175
   1,000,000      A3*     Private Colleges & Universities Authority
                           Revenue, (Mercer University Project),
                           Series A, 5.375% due 10/1/29                  1,006,280
   1,000,000      BBB-    Savannah, GA EDA Revenue, (College of
                           Art & Design Inc. Project), Series A,
                           6.900% due 10/1/29                            1,048,430
-------------------------------------------------------------------------------
                                                                         4,597,885
-------------------------------------------------------------------------------
Hawaii -- 1.7%
   2,000,000      A       Hawaii State Department of Budget &
                           Finance, Special Purpose Revenue, Kasier
                           Permanente, Series A, 5.100% due 3/1/14       1,994,660
-------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

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                            SCHEDULE OF INVESTMENTS
                   February 28, 2002 (unaudited) (continued)

         Face
        Amount            Rating(a)                    Security                        Value
---------------------------------------------------------------------------------------------------
Illinois -- 2.1%
$            1,400,000       AAA    Chicago, IL Skyway Toll Bridge Revenue,
                                     AMBAC-Insured, 5.500% due 1/1/31              $   1,443,120
             1,000,000       AAA    Illinois State GO, First Series, FGIC-Insured,
                                     5.125% due 2/1/20                                 1,007,290
---------------------------------------------------------------------------------------------
                                                                                       2,450,410
---------------------------------------------------------------------------------------------
Iowa -- 1.3%
             1,500,000       AA-    Dawson, IA IDR, (Cargill Inc. Project),
                                     6.500% due 7/15/12                                1,547,445
---------------------------------------------------------------------------------------------
Maryland -- 0.1%
             4,000,000       NR     Maryland State Energy Financing
                                     Administration, Solid Waste Disposal
                                     Revenue, (Hagerstown Recycling Project),
                                     9.000% due 10/15/16 (b)(d)                          140,000
---------------------------------------------------------------------------------------------
Massachusetts -- 0.9%
             1,000,000       AA+    Massachusetts Bay Transportation Authority,
                                     Sales Taxes Revenue, Series A,
                                     5.500% due 7/1/30                                 1,031,560
---------------------------------------------------------------------------------------------
Michigan -- 7.3%
             1,000,000       AAA    Anchor Bay, MI School District GO,
                                     Q-SBLF-Insured, 5.000% due 5/1/29                   979,560
             2,000,000       AAA    East Lansing, MI School District, School
                                     Building & Site, Q-SBLF-Insured,
                                     5.625% due 5/1/30                                 2,080,020
             1,000,000       AAA    Howell, MI Public Schools GO,
                                     Q-SBLF-Insured, 5.250% due 5/1/22                 1,016,650
             2,000,000       AAA    Michigan State COP, AMBAC-Insured,
                                     5.500% due 6/1/27                                 2,065,320
             4,000,000       NR     Michigan State Strategic Fund Resource
                                     Recovery, Limited Obligation Revenue,
                                     Central Wayne Energy Recovery L.P.,
                                     Series A, 7.000% due 7/1/27 (b)(d)                2,400,000
---------------------------------------------------------------------------------------------
                                                                                       8,541,550
---------------------------------------------------------------------------------------------
Minnesota -- 1.7%
                                    Minneapolis & St. Paul, MN Community
                                     Airport Revenue, FGIC-Insured:
             1,000,000       AAA        Series A, 5.125% due 1/1/25                      996,590
             1,000,000       AAA        Series C, 5.250% due 1/1/26                    1,006,240
---------------------------------------------------------------------------------------------
                                                                                       2,002,830
---------------------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

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                            SCHEDULE OF INVESTMENTS
                   February 28, 2002 (unaudited) (continued)

    Face
   Amount       Rating(a)                  Security                       Value
--------------------------------------------------------------------------------------
Missouri -- 1.7%
$  2,000,000      AAA     St. Louis, MO Airport Revenue, (Airport
                           Development Program), Series A,
                           MBIA-Insured, 5.125% due 7/1/22            $   2,024,260
--------------------------------------------------------------------------------
Montana -- 1.6%
   2,000,000      NR      Montana State Board of Investment, Resource
                           Recovery Revenue, (Yellowstone Energy
                           L.P. Project), 7.000% due 12/31/19 (b)         1,865,180
--------------------------------------------------------------------------------
Nevada -- 4.1%
   4,650,000      Baa2*   Clark County, NV IDR, Southwest Gas
                           Corp., Series B, 7.500% due 9/1/32 (b)         4,798,707
--------------------------------------------------------------------------------
New Jersey -- 2.7%
   3,000,000      A+      New Jersey Health Care Facilities Finance
                           Authority Revenue, Robert Wood Johnson
                           University Hospital, 5.700% due 7/1/20         3,141,300
--------------------------------------------------------------------------------
New Mexico -- 0.8%
     915,000      AAA     New Mexico Mortgage Financing Authority,
                           Single-Family Mortgages, Series D-3,
                           5.625% due 9/1/28                                936,997
--------------------------------------------------------------------------------
New York -- 5.7%
   2,000,000      AAA     Nassau Health Care Corp., New York
                           Health System Revenue, Nassau County
                           Guaranteed, Series A, FSA-Insured,
                           5.500% due 8/1/19                              2,097,160
   2,500,000      AA      New York City Municipal Water Finance
                           Authority, Water & Sewer System
                           Revenue, Series D, 5.250% due 6/15/25          2,533,500
   2,000,000      AAA     New York State Dormitory Authority
                           Revenue, State University, Series B,
                           FSA-Insured, 5.500% due 5/15/30                2,072,480
--------------------------------------------------------------------------------
                                                                          6,703,140
--------------------------------------------------------------------------------
North Carolina -- 1.3%
   1,500,000      A3*     Coastal Regional Solid Waste Management
                           Disposal Authority, Solid Waste Disposal
                           Revenue, (Pre-Refunded -- Escrowed
                           with U.S. government securities to 6/1/02
                           Call @ 102), 6.500% due 6/1/08 (c)             1,548,405
--------------------------------------------------------------------------------
Ohio -- 5.2%
   1,500,000      AAA     Cleveland, OH Airport System Revenue,
                           Series A, FSA-Insured, 5.000% due 1/1/31       1,470,705

SEE NOTES TO
FINANCIAL STATEMENTS.

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                            SCHEDULE OF INVESTMENTS
                   February 28, 2002 (unaudited) (continued)

    Face
   Amount       Rating(a)                  Security                        Value
---------------------------------------------------------------------------------------
Ohio -- 5.2% (continued)
$  1,000,000       AAA    Cuyahoga County, OH Hospital Revenue,
                           AMBAC-Insured, 5.500% due 1/15/30           $   1,025,670
   1,990,000       AAA    Lucas County, OH Hospital Revenue,
                           Promedia Healthcare Obligation Group,
                           AMBAC-Insured, 5.375% due 11/15/29              2,022,158
   1,500,000       A3*    Steubenville, OH Hospital Revenue, Trinity
                           Healthcare Obligation Group,
                           6.375% due 10/1/20                              1,565,760
--------------------------------------------------------------------------------
                                                                           6,084,293
--------------------------------------------------------------------------------
Puerto Rico -- 1.8%
   2,000,000       A-     Puerto Rico Public Finance Corp. Revenue,
                           (Commonwealth Appropriation), Series E,
                           5.750% due 8/1/30                               2,043,520
--------------------------------------------------------------------------------
South Carolina -- 1.9%
   2,120,000       A3*    Myrtle Beach, SC COP, (Myrtle Beach
                           Convention Center Project),
                           (Pre-Refunded -- Escrowed with state
                           and local government securities to 7/1/02
                           Call @ 102), 6.875% due 7/1/07                  2,200,030
--------------------------------------------------------------------------------
Texas -- 5.0%
     435,000       AAA    Burleson, TX ISD, GO, PSFG-Insured,
                           6.750% due 8/1/24                                 481,936
                          Dallas-Fort Worth, TX International Airport
                           Facilities Revenue, American Airlines:
   4,000,000       BB         6.375% due 5/1/35 (b)                        3,038,320
   1,400,000       BB         Series A, 5.950% due 5/1/29 (b)              1,359,904
   1,000,000       BB         Series B, 6.050% due 5/1/29 (b)                941,510
--------------------------------------------------------------------------------
                                                                           5,821,670
--------------------------------------------------------------------------------
Virginia -- 2.6%
                          Virginia State Housing Development
                           Authority:
                              Commonwealth Mortgage Revenue:
   1,245,000       AA+         Series D, Subseries D-3, Remarketed
                                5/30/96, 5.700% due 7/1/09                 1,314,795
     715,000       AA+         Series F, Subseries F-1, Remarketed
                                9/12/95, 6.400% due 7/1/17                   734,827
     925,000       AA+        Multi-Family Housing Revenue,
                               Series K, 5.900% due 11/1/11                  983,867
--------------------------------------------------------------------------------
                                                                           3,033,489
--------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

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                                      10

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                            SCHEDULE OF INVESTMENTS
                   February 28, 2002 (unaudited) (continued)

       Face
      Amount           Rating(a)                Security                     Value
-----------------------------------------------------------------------------------------
Washington -- 0.8%
$         1,000,000       AAA    Washington State GO, Series A,
                                  FSA-Insured, 5.000% due 7/1/25         $     979,700
-----------------------------------------------------------------------------------
Wisconsin -- 3.7%
                                 Wisconsin Housing EDA, Series A:
          1,815,000       AA       Home Ownership Revenue,
                                    6.450% due 3/1/17                        1,887,999
          1,370,000       AA       Housing Revenue, 5.650% due 11/1/23       1,392,030
          1,000,000       AAA    Wisconsin State Health & Educational
                                  Facilities Authority Revenue, (Medical
                                  College of Wisconsin Project),
                                  MBIA-Insured, 5.400% due 12/1/16           1,041,130
-----------------------------------------------------------------------------------
                                                                             4,321,159
-----------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS -- 100%
                                 (Cost -- $118,058,850**)                $117,120,089
-----------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d)Security is currently in default.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 13 and 14 for definitions of ratings and certain security descriptions.


SEE NOTES TO
FINANCIAL STATEMENTS.

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                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS
                         February 28, 2002 (unaudited)


                                                      Percent of
            Moody's   and/or   Standard & Poor's   Total Investments

              Aaa                     AAA                 49.8%
              Aa                      AA                  10.6
               A                       A                  19.4
              Baa                     BBB                  9.8
              Ba                      BB                   6.6
              NR                      NR                   3.8
                                                         -----
                                                         100.0%
                                                         =====

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                                 BOND RATINGS
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA   --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A    --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa  --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   --Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba   --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR   --Indicates that the bond is not rated by Standard & Poor's or Moody's.

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                                      13

                          SHORT-TERM SECURITY RATINGS
                                  (unaudited)


SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2   --Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


                             SECURITY DESCRIPTIONS
                                  (unaudited)

ABAG   --Association of Bay Area
         Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
CHFCLI --California Health Facility
         Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDC    --Housing Development
         Corporation
HFA    --Housing Finance Authority

IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
IFA    --Industrial Finance Agency
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
PSFG   --Permanent School Fund
         Guaranty
Q-SBLF --Qualified School Bond Loan
         Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve
         Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand

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                                      14

                      STATEMENT OF ASSETS AND LIABILITIES
                                  (unaudited)

                                                               February 28, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $118,058,850)                   $117,120,089
  Interest receivable                                               1,712,446
  Receivable for securities sold                                      285,000
--------------------------------------------------------------------------------
  Total Assets                                                    119,117,535
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                     749,416
  Dividends payable                                                   144,028
  Investment advisory fee payable                                      18,178
  Accrued expenses                                                    106,918
--------------------------------------------------------------------------------
  Total Liabilities                                                 1,018,540
--------------------------------------------------------------------------------
Total Net Assets                                                 $118,098,995
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                    $     10,207
  Capital paid in excess of par value                             124,518,857
  Overdistributed net investment income                              (180,190)
  Accumulated net realized loss from security transactions         (5,311,118)
  Net unrealized depreciation of investments                         (938,761)
--------------------------------------------------------------------------------
Total Net Assets
 (Equivalent to $11.57 a share on 10,207,406 shares of $0.001
 par value outstanding; 500,000,000 shares authorized)           $118,098,995
--------------------------------------------------------------------------------


SEE NOTES TO
FINANCIAL STATEMENTS.

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                                      15

                            STATEMENT OF OPERATIONS
                                  (unaudited)

                                                            Six Months
                                                               Ended
                                                         February 28, 2002
     ---------------------------------------------------------------------
     INVESTMENT INCOME:
       Interest                                             $ 3,309,311
     ---------------------------------------------------------------------
     EXPENSES:
       Investment advisory fee (Note 3)                         412,310
       Administration fee (Note 3)                              117,803
       Shareholder communications                                61,524
       Registration fees                                         29,571
       Audit and legal                                           27,071
       Directors' fees                                           18,771
       Shareholder and system servicing fees                     11,315
       Pricing service fees                                       3,775
       Custody                                                    2,620
       Other                                                     31,627
     ---------------------------------------------------------------------
       Total Expenses                                           716,387
       Less: Investment advisory fee waiver (Note 3)           (285,105)
     ---------------------------------------------------------------------
       Net Expenses                                             431,282
     ---------------------------------------------------------------------
     Net Investment Income                                    2,878,029
     ---------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
       Realized Gain From Security Transactions
       (excluding short-term securities):
         Proceeds from sales                                 10,608,075
         Cost of securities sold                             10,506,946
     ---------------------------------------------------------------------
       Net Realized Gain                                        101,129
     ---------------------------------------------------------------------
       Increase in Net Unrealized Depreciation (Note 1)      (3,479,253)
     ---------------------------------------------------------------------
     Net Loss on Investments                                 (3,378,124)
     ---------------------------------------------------------------------
     Decrease in Net Assets From Operations                 $  (500,095)
     ---------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

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                                      16

                      STATEMENTS OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                             February 28, 2002   Year Ended
                                                (unaudited)    August 31, 2001
  ----------------------------------------------------------------------------
  OPERATIONS:
    Net investment income                      $  2,878,029     $  6,129,252
    Net realized gain                               101,129          437,298
    Increase in net unrealized appreciation
     (depreciation)                              (3,479,253)       3,705,411
  ----------------------------------------------------------------------------
    Increase (Decrease) in Net Assets
     From Operations                               (500,095)      10,271,961
  ----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS
  FROM (NOTE 2):
    Net investment income                        (3,062,223)      (6,133,083)
  ----------------------------------------------------------------------------
    Decrease in Net Assets From
     Distributions to Shareholders               (3,062,223)      (6,133,083)
  ----------------------------------------------------------------------------
  FUND SHARE TRANSACTIONS (NOTE 7):
    Treasury stock acquired                              --         (493,309)
  ----------------------------------------------------------------------------
    Decrease in Net Assets From
     Fund Share Transactions                             --         (493,309)
  ----------------------------------------------------------------------------
  Increase (Decrease) in Net Assets              (3,562,318)       3,645,569
  NET ASSETS:
    Beginning of period                         121,661,313      118,015,744
  ----------------------------------------------------------------------------
    End of period*                             $118,098,995     $121,661,313
  ----------------------------------------------------------------------------
  * Includes overdistributed net investment
     income of:                                   $(180,190)        $(45,802)
  ----------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

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                                      17

                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)


   1. SIGNIFICANT ACCOUNTING POLICIES

   Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective September 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended February 28, 2002, interest income increased by $3,474 and the change in net unrealized depreciation of investments decreased by $3,474. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net

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                                      18

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)

investment income by $49,806 to reflect the cumulative effect of this change up to the date of the adoption.

   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the six months ended February 28, 2002, SBFM waived $285,105 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. INVESTMENTS

   During the six months ended February 28, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

---------------------
Purchases $ 9,830,630
---------------------
Sales      10,608,075
---------------------

   At February 28, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------
Gross unrealized appreciation $ 5,674,237
Gross unrealized depreciation  (6,612,998)
------------------------------------------
Net unrealized depreciation   $  (938,761)
------------------------------------------

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                                      19

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


   5. FUTURES CONTRACTS

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At February 28, 2002, the Fund did not hold any futures contracts.

   6. REPURCHASE AGREEMENTS

   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   7. CAPITAL SHARES

   At February 28, 2002, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

   On July 27, 1999, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased (and retired) 1,027,300 shares with a total cost of $9,717,023. For the year ended August 31, 2001, the Fund has repurchased (and retired) 48,900 shares with a total cost of $493,309.

   On January 16, 2001, the Fund suspended the share repurchase plan.

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                                      20

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


   8. CAPITAL LOSS CARRYFORWARD

   At August 31, 2001, the Fund had, for Federal income tax purposes, approximately $5,412,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                            2007      2008
                   ------------------------------------------
                   Carryforward Amounts   $557,000 $4,855,000
                   ------------------------------------------

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                                      21

                             FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                                  2002/(1)/   2001    2000    1999     1998     1997
-------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period             $11.92     $11.51  $11.30  $12.48   $12.15   $11.98
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/     0.28       0.60    0.59    0.56     0.55     0.63
  Net realized and unrealized
   gain (loss)                     (0.33)      0.40    0.05   (1.02)    0.53     0.48
-------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                   (0.05)      1.00    0.64   (0.46)    1.08     1.11
-------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                   --       0.01    0.17      --       --       --
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.30)     (0.60)  (0.60)  (0.54)   (0.58)   (0.66)
  Net realized gains                  --         --      --   (0.18)   (0.17)   (0.28)
-------------------------------------------------------------------------------------
Total Distributions                (0.30)     (0.60)  (0.60)  (0.72)   (0.75)   (0.94)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period    $11.57     $11.92  $11.51  $11.30   $12.48   $12.15
-------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(4)/         1.58%++   14.53%   5.21%  (0.59)%  (1.31)%   7.75%
-------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(4)/     (0.10)%++   9.75%   8.49%  (3.29)%   9.57%    9.86%
-------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)           $118       $122    $118    $127     $140     $137
-------------------------------------------------------------------------------------

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                                      22

                             FINANCIAL HIGHLIGHTS
                                  (continued)

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                              2002/(1)/  2001    2000    1999     1998     1997
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                  0.73%+   0.79%   0.90%    1.03%    1.10%    1.10%
  Net investment income/(3)/    4.89+     5.15    5.28     4.62     4.46     5.23
----------------------------------------------------------------------------------
Portfolio Turnover Rate             8%      38%     37%      27%      66%      97%
----------------------------------------------------------------------------------
Market Value, End of Period    $10.60   $10.74  $9.938  $10.063  $10.813  $11.688
----------------------------------------------------------------------------------

(1) For the six months ended February 28, 2002 (unaudited).
(2) The investment adviser waived a portion of its fees for the six months ended February 28, 2002 and each of the years in the three-year period ended August 31, 2001. If such fees were not waived, the per share decreases in net investment income and the actual ratios of expenses to average net assets would have been as follows:

                         Per share decreases in   Expense ratios
                         net investment income  without fee waivers
                         ---------------------- -------------------
             2002                $0.03                 1.22%+
             2001                 0.04                 1.13
             2000                 0.03                 1.17
             1999                 0.01                 1.09

(3) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 4.88%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.

(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

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                                      23

                                FINANCIAL DATA
                                  (unaudited)

For a share of capital stock outstanding throughout each period:

                               NYSE      Net                  Dividend
        Record     Payable    Closing   Asset    Dividend   Reinvestment
         Date       Date      Price+    Value+     Paid        Price
       -----------------------------------------------------------------
        9/21/99     9/24/99   $ 9.625   $11.22    $0.050       $ 9.69
       10/26/99    10/29/99     9.438    10.88     0.050         9.56
       11/22/99    11/26/99     9.563    11.08     0.050         9.26
       12/27/99    12/30/99     9.063    10.91     0.050         9.07
        1/25/00     1/28/00     9.438    10.79     0.050         9.52
        2/22/00     2/25/00     9.438    10.86     0.050         9.49
        3/28/00     3/31/00     9.188    11.15     0.050         9.34
        4/25/00     4/28/00     9.313    11.11     0.050         9.34
        5/23/00     5/26/00     9.125    10.81     0.050         9.26
        6/27/00     6/30/00     9.563    11.17     0.050         9.66
        7/25/00     7/28/00     9.563    11.31     0.050         9.78
        8/22/00     8/25/00     9.875    11.46     0.050         9.96
        9/26/00     9/29/00     9.750    11.36     0.050         9.77
       10/24/00    10/27/00     9.688    11.42     0.050         9.72
       11/20/00    11/24/00     9.750    11.39     0.050         9.82
       12/26/00    12/29/00     9.875    11.70     0.050        10.22
        1/23/01     1/26/01    10.625    11.84     0.050        10.58
        2/20/01     2/23/01    10.630    11.73     0.050        10.68
        3/27/01     3/30/01    10.420    11.73     0.050        10.42
        4/24/01     4/27/01    10.350    11.51     0.050        10.39
        5/22/01     5/25/01    10.600    11.56     0.050        10.60
        6/26/01     6/29/01    10.340    11.63     0.050        10.50
        7/24/01     7/27/01    10.500    11.69     0.050        10.59
        8/28/01     8/31/01    10.720    11.89     0.050        10.59
        9/25/01     9/28/01    10.250    11.65     0.050        10.42
       10/23/01    10/26/01    10.450    11.69     0.050        10.53
       11/27/01    11/30/01    10.320    11.58     0.050        10.29
       12/24/01    12/28/01    10.100    11.42     0.050        10.27
        1/22/02     1/25/02    10.330    11.55     0.050        10.42
        2/19/02     2/22/02    10.400    11.51     0.050        10.48
       ----------------------------------------------------------------

+ As of record date.

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                                      24

                          DIVIDEND REINVESTMENT PLAN
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital

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


                          DIVIDEND REINVESTMENT PLAN
                            (unaudited) (continued)

gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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

                              Managed Municipals
                               Portfolio II Inc.

DIRECTORS
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia
Charles F. Barber, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR
Smith Barney Fund Management LLC
333 W34th Street
New York, New York 10001

TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

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                                   [GRAPHIC]



    THIS REPORT IS INTENDED ONLY FOR SHAREHOLDERS OF THE MANAGED MUNICIPALS PORTFOLIO II INC. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED
  FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES
                           MENTIONED IN THE REPORT.

                                  FD0880 4/02